UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2019, Ruth’s Hospitality Group, Inc. (the “Company”), entered into First Amendment to Credit Agreement (the “First Amendment”) which amends its existing Credit Agreement, dated as of February 2, 2017 (the “Existing Credit Agreement” and the Existing Credit Agreement as amended by the First Amendment, the “Amended Credit Agreement”) with certain direct and indirect subsidiaries of the Company as guarantors (the “Guarantors”), Wells Fargo Bank, National Association., as administrative agent, and the lenders (the “Lenders”) and other agents party thereto. The Existing Credit Agreement provided for a $90.0 million revolving credit facility with $5.0 million subfacility of letters of credit and a $5.0 million subfacility for swingline loans. Subject to the satisfaction of certain conditions and Lender consent, the Existing Credit Agreement provided that the revolving credit facility could be increased up to a maximum of $150.0 million..

The First Amendment, among other changes, increases the amount of the revolving credit facility to $120.0 million.  Subject to the satisfaction of certain conditions and Lender consent, the revolving credit facility under the Amended Credit Agreement may be increased up to a maximum of $150.0 million.  The amounts of the letters of credit subfacility and swingline subfacility under the Amended Credit Agreement remain unchanged from the Existing Credit Agreement at $5.0 million each.

The foregoing description is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

From time to time, the Company has had customary commercial and/or investment banking relationships with Wells Fargo Bank, National Association, certain Lenders and/or certain of their respective affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a

Registrant

The discussion of the First Amendment to Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1

First Amendment, dated as of September 18, 2019, to Credit Agreement, dated as of February 2, 2017, by and among the Company, the Guarantors, the Lenders and Wells Fargo Bank, National Association, as administrative agent and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: September 19, 2019	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Executive Officer